Exhibit 99.1

Instinct Brothers Co., Ltd, a Japanese Vertically Integrated Regenerative Medicine & Stem Cell Technology Company, to Go Public via Merger with Relativity Acquisition Corp.

•	Instinct Brothers Co., Ltd has entered into a definitive business combination agreement with Relativity Acquisition Corp.

•	The combined company, to be named Instinct Bio Technical Company Inc., will have an implied pro-form enterprise value of approximately $242 million, assuming no further redemptions by Relativity’s public stockholders prior to the closing of the business combination.

NEW YORK, NY, TOKYO, JAPAN, March 04, 2025 (GLOBE NEWSWIRE) -- Instinct Brothers Co., Ltd., along with its affiliated entities—Hiroki Global Co., Ltd, Artisans Production Co., Ltd, Instinct RAS Co., Ltd (collectively, “Instinct Brothers” or the “Company”)—a vertically integrated regenerative medicine and stem cell technology company based in Japan, and Relativity Acquisition Corp. (“Relativity”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Merger Agreement”) that will result in Instinct Brothers becoming a wholly-owned subsidiary of Relatively upon the closing of the transaction contemplated therein (the “Proposed Transaction”) in accordance with the terms and conditions in the Merger Agreement.

Upon closing the Proposed Transaction, the combined company will operate under the name Instinct Bio Technical Company Inc. (the “Combined Company”) and intends to list on the NASDAQ Stock Exchange under the ticker symbol ‘BIOT’.

A Pioneering, Vertically Integrated Platform for Regenerative Medicine

With a mission to harness the transformative power of stem cell science, Instinct Brothers has built an ecosystem that integrates stem-cell-based cosmeceuticals, research and development, university partnerships, proprietary manufacturing, industry-leading alliances, global distribution, branding, direct-to-consumer retail, medical consulting and total coordination service for franchise medical clinics, and clinical application research in regenerative medicine.

By leveraging a high-quality stem cell culture medium with over 380 cytokines and growth factors, Instinct Brothers has positioned itself in the field of stem cell-derived skincare. Through its franchise GENREVER Clinic, the Company has developed a structured model for stem cell-based regenerative therapies targeting anti-aging, immune support, regenerative treatments, and disease prevention.

Additionally, Instinct Brothers owns and operates ARTISANS PRODUCTION CO., LTD, an ISO 9001-certified manufacturing facility, allowing for seamless production of cosmeceuticals and medical-grade regenerative products. This facility enables precision manufacturing, stringent quality control, and continuous innovation, reinforcing Instinct Brothers’ commitment to excellence in stem cell technology and regenerative medicine.

The Instinct Brothers management team, led by its founder Tomoki Nagano, will continue to run the Combined Company after the closing of the Proposed Transaction.

Tomoki Nagano, Group Chairman and Chief Executive Officer of Instinct Brothers, said:

“This transaction marks a transformational milestone for Instinct Brothers, positioning us to accelerate our global expansion and enhance access to cutting-edge stem cell-based therapies. Going public will allow us to scale our operations, broaden our clinical footprint, and fuel the development of new regenerative treatments that improve health and longevity. We are committed to bringing life-changing solutions to a global audience with plans to expand our clinic model into Malaysia and Indonesia, construct new clinics in Japan, and advance our Cell Processing Center joint venture.”

Tarek Tabsh, Chief Executive Officer of Relativity Acquisition Corp., commented:

“Perinatal stem cells have an intrinsic capacity to repair and regenerate targeted tissues, and unique adaptability that makes them a promising frontier for regenerative medicine application potential. Instinct Brothers has built a well-integrated business that delivers scientific innovation from the bench to the bedside. Their vertically integrated platform, spanning research, manufacturing, distribution, retail, and clinical application, positions them uniquely for expansion into adjacent markets. We are excited to support their journey as they continue to deliver the next generation of regenerative medicine.”

Transaction Overview

Under the terms of the Merger Agreement, Relativity will acquire all issued and outstanding shares of Instinct Brothers, making it a wholly owned subsidiary of Relativity. As part of the Proposed Transaction, Instinct Brothers will become a publicly traded entity under the name “Instinct Bio Technical Company Inc.” The Proposed Transaction values the Combined Company at an estimated pro forma enterprise value of approximately $242 million. The Proposed Transaction is expected to close in Q3 2025, subject to approval by Relativity’s stockholders and other customary closing conditions outlined in the Merger Agreement.

Advisors

Chardan Capital Markets LLC is the exclusive M&A and Capital Markets advisor to Instinct Brothers Holdings. Darryl, Edward & Co. is a legal advisor for Instinct Brothers Holdings.

Loeb & Loeb LLP and Barnett & Linn LLP serve as legal advisors to Relativity Acquisition Corp.

About Instinct Brothers

Instinct Brothers is a vertically integrated Japanese company specializing in stem cell technology and regenerative medicine, encompassing research and development, manufacturing, distribution, retail, and clinical applications. Founded in 2017, Instinct Brothers is led by industry expert Tomoki Nagano, Group Chairman and Chief Executive Officer, an industry expert with a vision to drive innovation in regenerative medicine. The Company’s mission is to advance stem cell science, enhance patient outcomes, and pioneer the next generation of stem cell-based therapies.

About Relativity Acquisition Corp.

Relativity Acquisition Corp. is a blank check company sponsored by Relativity Acquisition Sponsor LLC, a Delaware limited liability company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Relativity and Instinct Brothers intends to file a Registration Statement on Form F-4 (the “Form F-4”) with the United States Securities and Exchange Commission ( the “SEC”), which will include a preliminary prospectus with respect to its securities to be issued in connection with the Proposed Transaction and a preliminary proxy statement with regard to Relativity’s stockholder meeting at which Relativity’s stockholders will be asked to vote on the Proposed Transaction. Relativity’s investors, stockholders and other interested persons are advised to read, when available, the Form F-4, including the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC, because these documents will contain important information about the proposed business combination. After the Form F-4 has been filed and declared effective, Relativity will mail the definitive proxy statement/prospectus to stockholders of Relativity as of a record date to be established for voting on the business combination. Relativity stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Relativity Acquisition Corp., 3753 Howard Hughes Parkway, Suite 200 Las Vegas, Nevada 89169; e-mail: info@relativityacquisitions.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Relativity and its directors and officers may be deemed participants in soliciting proxies of Relativity’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Relativity’s executive officers and directors in the solicitation by reading Relativity’s final prospectus filed with the SEC on February 14, 2022, the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Relativity’s participants in the solicitation, which may, in some cases, be different from those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Relativity and Instinct Brothers or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include “forward-looking statements”. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release, are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Form F-4 and prospectus to be filed with the SEC. The Company and Relativity undertake no obligation to update these statements for revisions or changes after the date of this release except as required by law.

Contact Information

Instinct Brothers Co., Ltd.

Email: ir@instinct-biot.com

Website: https://instinct-bro.com/

Relativity Acquisition Corp.

Email: info@relativityacquisitions.com

Website: www.relativityacquisitions.com

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